Exhibit 99.1

                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                             __________ DIVISION




              IN RE:                )          CASE NUMBER
                                    )                   02-10835
The New Power Company, et. al.      )          -------------------------
                                    )
                  DEBTORS.          )          JUDGE W. Homer Drake, Jr.

                                               CHAPTER 11



                DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 6/11/02 TO 6/30/02



Comes now the above-named debtor and files its Periodic Financials Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                                /s/ Paul Ferdinands
                                                -------------------------
                                                Attorney for Debtor


Debtor's Address                                Attorney's Address
and Phone Number:                               and Phone Number:

One Manhattanville Rd.                          191 Peachtree St.
Purchase, NY  10577                             Atlanta, Ga  30303
Tel:  (914) 697-2100                            Tel:  (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                           Totals
                                                           June '02

Opening Cash Balance - 6/11/02                        $   47,306
                                                        (Concentration Account)


Inflows:
Customer Collections                                      24,657
Collateral Returned
  -Sureties
  -Security Deposits
Sale Proceeds/Interest Income/Other                          418
-----------------------------------------------------------------
Total Inflows                                             25,075
-----------------------------------------------------------------


Outflows:
Call Center (Sitel)                                          499
Professionals - Bankruptcy                                    46
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)                           43
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac)
Lockbox Fees (First Union)                                   147
Billing & Reconciliations (Diversified)                       52
Churn Mitigation(AGL)                                         24
Supplies & Misc                                               52
Rent
Insurance
Utilities (Heat, Hydro, Phone, etc.)
Customer Refunds                                               1
Customer Refunds (Outstanding)     (1)                        29
Contingency for any above item(s) (15%)                        1
Billing/Customer Support (IBM)             (2)
Payroll                                    (3)               637
Power                                      (4)             1,815
Gas                                                        9,298
Storage & Pipelines                                        2,402
Transportation & Distribution (AGL)                        2,582
Transportation & Distribution (Texas)      (5)             2,057
Collateral Payments
  -  Security Deposits
T&E Reimbursements                                            15
State Tax Payments
Enron payments
Other Vendors                              (6)
----------------------------------------------------------------
Total Outflows                                            19,861
----------------------------------------------------------------
----------------------------------------------------------------
Net Cash Flows                                             5,214
----------------------------------------------------------------

Closing Cash Balance                                    $ 52,520
======================================================-----------


                                                        --------
Inventory Purchases                                        4,939
                                                        --------

                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from June 11, 2002 through June 30, 2002
Amounts in $000's


Accounts Receivable at Petition Date:           $ 75,200


Beginning of Month Balance                      $ 75,200 (per original filing)
PLUS:  Current Month New Billings                 21,707
LESS:  Collections During the Month              (24,657)(per daily cash report)
                                             ------------

End of Month Balance                            $ 72,250 (per 6/30/02 G/L)
                                             ============


All post petition A/R is less than 30 days outstanding.

                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from June 11, 2002 through June 30, 2002
Amounts in $000's


See Attached System Generated A/P report as of 6/30/02. *


Beginning of Period Balance           $   -  (per original filing)
PLUS:  New Indebtedness Incurred      2,851  (per system gen A/P report)
LESS:  Amounts Paid on A/P           (2,777) (per system gen A/P report)
                                     -------

End of Month Balance                  $  74  (per 6/30/02 G/L)
                                     =======


Enron is our only secured creditor. No payments were made to Enron during the period.




*System Generated Report A/P Report omitted

                                                                Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from June 11, 2002 through June 30, 2002
Amounts in $000's


Inventory Report
----------------
Inventory Balance at Petition Date              $ 15,587


Inventory at Beginning of Period                $ 15,587 (per original filing)
PLUS:  Inventrory Purchased                        4,939  (per daily cash report)
LESS:  Inventory Used or Sold                     (3,238)
                                             ------------

End of Month Balance                            $ 17,288 (per 6/30/02 G/L)
                                             ============


Inventory is generally costed at the lower of cost or market.


Fixed Asset Report
------------------

Book Value at Petition Date                     $  1,238

Our fixed assets at petition date consisted of office furniture and equipment.

Fixed Assets at Beginning of Period             $  1,238
Less:  Depreciation Expense                          (53)
Less:  Dispositions                               (1,185)As part of the settlement of our lease obligation in Purchase, NY,
Add:  Purchases                                        - we agreed to transfer our remaining office equipment to the lessor.
                                             ------------

Fixed Assets at End of Period                   $      -
                                             ============



                                                                Attachment 4
                                                                Page 1 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/12/02 - 6/30/02

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $47,374,805.09
Total Deposits            $22,908,000.00
Total Payments            $17,644,000.00
Closing Balance           $52,638,510.57
Service Charges           $    13,866.35

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A

                                                                Attachment 4
                                                                Page 2 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/12/02 - 6/30/02

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                  $20,037.81
Total Deposits                    $724,703.69
Total Payments                    $605,000.00
Closing Balance                   $139,741.50
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                Attachment 4
                                                                Page 3 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/12/02 - 6/30/02

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                  $31,005.14
Total Deposits
Total Payments                      $6,923.11
Closing Balance                    $24,082.03
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                Attachment 4
                                                                Page 4 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/12/02 - 6/30/02

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                  $46,075.77
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                    $46,075.77
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                Attachment 4
                                                                Page 5 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/12/02 - 6/30/02

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                  $11,051.40
Total Deposits                      $8,670.76
Total Payments                     $11,825.39
Closing Balance                     $7,896.77
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                Attachment 4
                                                                Page 6 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/12/02 - 6/30/02

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                     $42,408.64
Total Payments                     $38,481.44
Closing Balance                     $3,927.20
Service Charges           N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None

                                                                Attachment 4
                                                                Page 7 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/12/02 - 6/30/02

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                    $494,529.73
Total Payments                    $493,179.73
Closing Balance                     $1,350.00
Service Charges           N/A

First Check issued this Period                             100085
Last Check issued this Period                              100146
Total # of checks issued this Period                           54

                                                                Attachment 4
                                                                Page 8 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/12/02 - 6/30/02

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                       $0.00
Total Deposits                     $52,222.04
Total Payments                     $50,941.65
Closing Balance                     $1,280.39
Service Charges           N/A

First Check issued this Period                            3000000
Last Check issued this Period                             3000000
Total # of checks issued this Period                            1

                                                                Attachment 4
                                                                Page 9 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/12/02 - 6/30/02

Name of Bank:             First Union/Wachovia
Branch:                   Herndon, VA
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                 $596,727.99
Total Deposits                  $7,350,452.19
Total Payments                  $7,438,173.66
Closing Balance                   $509,006.52
Service Charges           N/A

First Check issued this Period                      N/A
Last Check issued this Period                       N/A
Total # of checks issued this Period                N/A

                                                                Attachment 4
                                                                Page 10 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/12/02 - 6/30/02

Name of Bank:             First Union/Wachovia
Branch:                   Charlotte, NC
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/IBM Collections

Beginning Balance                 $893,085.07
Total Deposits                  $7,330,728.55
Total Payments                  $7,644,870.78
Closing Balance                   $578,942.84
Service Charges                    $71,292.90

First Check issued this Period                        N/A
Last Check issued this Period                         N/A
Total # of checks issued this Period                  N/A

                                                                Attachment 4
                                                                Page 11 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/12/02 - 6/30/02

Name of Bank:             First Union/Wachovia
Branch:                   Charlotte, NC
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                  $89,811.06
Total Deposits                    $109,514.83
Total Payments                    $152,545.31
Closing Balance                    $46,780.58
Service Charges           N/A

First Check issued this Period                         N/A
Last Check issued this Period                          N/A
Total # of checks issued this Period                   N/A

                                                                Attachment 4
                                                                Page 12 of 14


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/12/02 - 6/30/02

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                  $44,244.52 CAN$
Total Deposits                     $21,388.74
Total Payments                     $19,439.05
Closing Balance                    $46,194.21
Service Charges           $             61.50

First Check issued this Period                      393
Last Check issued this Period                       402
Total # of checks issued this Period                  6

                                                                Attachment 4
                                                                Page 13 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/12/02 - 6/30/02

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                   $4,558.24
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                     $4,558.24
Service Charges           N/A

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                Attachment 4
                                                                Page 14 of 14


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/12/02 - 6/30/02

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                  $32,320.54
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                    $32,320.54
Service Charges           N/A

First Check issued this Period                       N/A
Last Check issued this Period                        N/A
Total # of checks issued this Period                 N/A

                                                                Attachment 5

                               Check Register*


*Omitted.

                                                                Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from June 11, 2002 through June 30, 2002
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                Attachment 7

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation/Summary of Personnel and Insurance Coverages For Period from June 11, 2002 through June 30, 2002
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                 Full Time  Part Time
# of Employees at beginning of period                 82            -
# hired during the period                              -            -
# terminated/resigned during period                   (3)           -
                                             -------------------------
# employees on payroll - end of period                79            -
                                             =========================

Confirmation of Insurance
--------------------------

See supplemental attachment. *

*Omitted



                                                                                                            Attachment 7
                                                                                                          (Supplemental)


                                       Payments made to insiders 6/12/02 - 6/30/02

All amounts are reported gross:

Name                               Title                                                 Amount               Date
BABCOCK, MEAD                      Vice President                                               $ 6,250.00     6/14/2002
BATSON, LINDA                      Vice President-Corp Dev.                                     $ 8,953.33     6/14/2002
BRYANT, SUSAN                      Vice President - Small Commercial Acquisition                $ 9,166.67     6/14/2002
CORBALLY, KATHRYN                  Vice President, Investor Relations                           $ 9,375.00     6/14/2002
CRIST, GRETCHEN                    Vice President - Human Resources                             $ 9,375.00     6/14/2002
CRONIN, WILLIAM                    Managing Director, Risk Management Strategy & Execution      $16,666.67     6/14/2002
CUNNING, KATHLEEN                  Vice President - Core Operations                             $ 8,333.33     6/14/2002
DOLPH, MONTY                       Vice President-Operations.Bus.Dev.                           $ 9,437.50     6/14/2002
DUMMETT, LYNN                      Vice President- Law and Government Affairs                   $ 7,916.67     6/14/2002
FARHANGI, ANOUSHIRAVAN             Vice President - Load Forecasting & Research                 $ 6,250.00     6/14/2002
FOSTER, MARY                       Vice President - Budgets & Planning                          $ 8,333.33     6/14/2002
GEORGE, REBECCA                    Vice President - Direct Sales Channels                       $ 9,812.50     6/14/2002
HACKETT, GAIL                      Vice President - Business Development                        $ 9,791.67     6/14/2002
HALPRIN, JOSEPH                    Vice President - Law and Government Affairs                  $ 8,333.33     6/14/2002
HERMANSON, TODD                    Vice President and Chief Risk Officer                        $12,500.00     6/14/2002
JACOBS, WILLIAM                    Managing Director & CFO                                      $25,000.00     6/14/2002
KOSTER, HENRY                      Vice President, Credit Risk                                  $ 8,333.33     6/14/2002
LIMBAUGH, STEVEN                   Vice President Partner Operations                            $ 7,291.67     6/14/2002
LOCKHART, H                        CEO                                                          $29,166.67     6/14/2002
MAGRUDER, KATHLEEN                 Vice President-Govt Affairs                                  $ 9,583.33     6/14/2002
MALONE, JAMES                      Vice President, Law and Gov. Affiars                         $10,833.33     6/14/2002
MANLY, MARC                        Managing Director & Chief Legal Counsel & Gov. Affairs       $16,667.67     6/14/2002
NESIC, DUSAN                       Vice President, Quantitative Research                        $10,416.67     6/14/2002
PARIKH, CHAITU                     Vice President & Controller                                  $ 8,333.33     6/14/2002
PETIZON, ALICE                     Vice President Law & Gov. Affairs                            $ 8,562.50     6/14/2002
RANIERI, JOHN                      Vice President and Treasurer                                 $11,041.67     6/14/2002
RAY, TIMOTHY                       Vice President - Trading & Logistics                         $ 8,333.33     6/14/2002
REICHELDERFER, THOMAS              Vice President - Product Development and Market Analysis     $ 9,166.67     6/14/2002
SANDHERR, CYNTHIA                  Vice President, Government Affairs                           $12,461.54     6/14/2002
WILLIAMS, JAMES                    Vice President - Residential Acquisition/Channel Marketing   $ 8,333.33     6/14/2002
WYATT, ALAN                        Managing Director- Operations & Technology                   $16,666.67     6/14/2002




                                    Type
BABCOCK, MEAD                       Severance for pay period 6/1 - 6/15
BATSON, LINDA                       Salary for pay period 6/1 - 6/15
BRYANT, SUSAN                       Salary for pay period 6/1 - 6/15
CORBALLY, KATHRYN                   Salary for pay period 6/1 - 6/15
CRIST, GRETCHEN                     Salary for pay period 6/1 - 6/15
CRONIN, WILLIAM                     Salary for pay period 6/1 - 6/15
CUNNING, KATHLEEN                   Salary for pay period 6/1 - 6/15
DOLPH, MONTY                        Salary for pay period 6/1 - 6/15
DUMMETT, LYNN                       WARN for pay period 6/1 - 6/15
FARHANGI, ANOUSHIRAVAN              Salary for pay period 6/1 - 6/15
FOSTER, MARY                        Salary for pay period 6/1 - 6/15
GEORGE, REBECCA                     Salary for pay period 6/1 - 6/15
HACKETT, GAIL                       WARN for pay period 6/1 - 6/15
HALPRIN, JOSEPH                     Salary for pay period 6/1 - 6/15
HERMANSON, TODD                     Salary for pay period 6/1 - 6/15
JACOBS, WILLIAM                     Salary for pay period 6/1 - 6/15
KOSTER, HENRY                       Salary for pay period 6/1 - 6/15
LIMBAUGH, STEVEN                    WARN for pay period 6/1 - 6/15
LOCKHART, H                         Salary for pay period 6/1 - 6/15
MAGRUDER, KATHLEEN                  Salary for pay period 6/1 - 6/15
MALONE, JAMES                       Salary for pay period 6/1 - 6/15
MANLY, MARC                         Salary for pay period 6/1 - 6/15
NESIC, DUSAN                        WARN for pay period 6/1 - 6/15
PARIKH, CHAITU                      Salary for pay period 6/1 - 6/15
PETIZON, ALICE                      Salary for pay period 6/1 - 6/15
RANIERI, JOHN                       Salary for pay period 6/1 - 6/15
RAY, TIMOTHY                        Salary for pay period 6/1 - 6/15
REICHELDERFER, THOMAS               WARN for pay period 6/1 - 6/15
SANDHERR, CYNTHIA                   Severance for pay period 6/1 - 6/15
WILLIAMS, JAMES                     WARN for pay period 6/1 - 6/15
WYATT, ALAN                         Salary for pay period 6/1 - 6/15


                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from June 11, 2002 through June 30, 2002
Amounts in $000's


During the reporting period we signed a deal with Southern Co to sell them our gas customers in the Georgia market.